UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number:  811-06071

Deutsche Institutional Funds
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	12/31/2014

ITEM 1.	REPORT TO STOCKHOLDERS

December 31, 2014

Annual Report

to Shareholders

Deutsche EAFE® Equity Index Fund

(formerly DWS EAFE® Equity Index Fund)

Contents
3 Letter to Shareholders
4 Portfolio Management Review
10 Performance Summary
12 Investment Portfolio
38 Statement of Assets and Liabilities
40 Statement of Operations
41 Statement of Changes in Net Assets
42 Financial Highlights
43 Notes to Financial Statements
54 Report of Independent Registered Public Accounting Firm
55 Information About Your Fund's Expenses
57 Tax Information
58 Advisory Agreement Board Considerations and Fee Evaluation
63 Board Members and Officers
68 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Various factors, including costs, cash flows and security selection, may cause the fund's performance to differ from that of the index. The fund may lend securities to approved institutions. Stocks may decline in value. See the prospectus for details.

Deutsche Asset & Wealth Management represents the asset management and wealth management activities conducted by Deutsche Bank AG or any of its subsidiaries, including the Advisor and DeAWM Distributors, Inc.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE  NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Shareholder:

From an economic standpoint, the view seems brighter than it has been for several years. Multiple signs suggest sustainable growth, at least for the near term. Our economists at Deutsche Asset & Wealth Management confirm that they expect the global economy to accelerate in 2015, led by the United States and China.

That is heartening news. Yet one cannot ignore the complexities of an increasingly interconnected global economy. Low oil prices, a stronger employment picture and consumer spending bode well for the domestic economy, at least in the short term. Yet sluggish growth abroad, falling commodity prices and the strong U.S dollar may be headwinds to global growth and American exports. And, as we have seen time and again, any number of factors can unexpectedly shift the markets and the overall outlook.

The take-away message amidst these mixed signals: Be prepared to stick to your long-term plan, with a portfolio that can help weather short-term fluctuations. When in doubt, or if your individual situation or objectives change, talk with a trusted financial professional before taking action.

For timely information about economic developments and your Deutsche fund investment, we hope you will visit us at deutschefunds.com. There you will find the views of our Chief Investment Officer and economists. It is a resource we are proud to offer to help keep you up-to-date and make informed decisions.

As always, we thank you for your continued investment and the opportunity to put our capabilities to work for you.

Best regards,
Brian Binder
President, Deutsche Funds

Portfolio Management Review (Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Institutional Class shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 10 through 11 for more complete performance information.

Investment Process
The fund seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Morgan Stanley Capital International ("MSCI") EAFE Index, which emphasizes stocks of companies in major markets in Europe, Australasia and the Far East.

Deutsche EAFE® Equity Index Fund produced a total return of –5.84% in 2014, compared with a return of –4.90% for its benchmark, the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index.

After delivering positive returns during both 2012 and 2013, international equities gave back some ground during the past year. Economic growth came in below expectations around the globe, weighing on both corporate earnings and investor sentiment. The European economy experienced a slowdown during the second half of the year, raising concerns about a potential "triple-dip" recession and/or deflation (i.e., falling prices), while Japan reported negative growth in both the second and third calendar quarters. Sluggish economic conditions prompted central banks in both regions to enact stimulative policies in an effort to boost growth, which led to a substantial downturn in their currencies relative to the U.S. dollar. Since foreign shares are denominated in local currencies, a decline in the value of these currencies vs. the dollar decreases the value of the investment when it is measured in U.S. dollar terms — a distinct negative for U.S.-based investors.

The result was widespread weakness across the developed markets, with 14 of the 21 countries represented in the MSCI EAFE Index closing the year with a negative U.S. dollar return. The major European markets suffered losses, with Germany, France and the United Kingdom all finishing in the red. The region’s smaller economies also retreated following their strong performance from mid-2013 through the first half of this year, with Portugal leading the way on the downside. In addition, Norway and Sweden weakened amid the sharp downturn in the price of oil and meaningful declines in their currencies relative to the U.S. dollar.

"After delivering positive returns during both 2012 and 2013, international equities gave back some ground during the past year."

Market performance was somewhat better in Asia, where the downturns in the Australian and Japanese markets were offset to some extent by modest gains in New Zealand, Hong Kong and Singapore. Israel finished the year as the top-performing country in the index, but its weighting is relative — meaning that it had only a minor impact on overall returns.

Positive Attribution

Consistent with the challenging environment, the top-performing sectors in the MSCI EAFE Index were those seen as being the most defensive (i.e., the least sensitive to trends in the economy and financial markets). Health care was the strongest of the 10 major sectors, as the above-average earnings gains and low degree of economic sensitivity for health care companies represented an attractive combination for many investors at a time of slow global growth. Novartis AG, AstraZeneca PLC, Teva Pharmaceutical Industries Ltd. and Novo Nordisk AS were the largest individual contributors in both the health care sector and the MSCI EAFE Index as a whole during 2014.

Utilities also performed very well due to the substantial drop in the yields of developed-market government bonds. This surprising development provided a strong tailwind for utilities stocks, as income-oriented investors gravitated to the above-average yields available in the sector. The information technology, consumer staples and telecommunication services sectors also delivered returns superior to the overall index. Among individual stocks, the leading contributors to index performance outside of the health care sector were the French telecommunication company Orange SA, Nestle SA and Anheuser-Busch InBev SA, all of which are prime examples of the type of defensive stocks that outperformed during 2014.

Negative Attribution

Energy was the worst-performing sector in the MSCI EAFE Index by a wide margin during the annual period. The price of oil collapsed during the second half of the year, reflecting both an abundance of global supply and concerns about a potential falloff in demand stemming from slower growth overseas. Oil prices moved closer to, and in some cases below, the cost of production for many exploration and production companies, leading analysts to slash 2015 earnings estimates for the sector. The falling price of oil also led to fears that large energy companies would cut their spending — a negative for drilling contractors and oil-services companies. Among the largest individual detractors from performance were BG Group PLC, BP PLC and the Italian producer Eni SpA.

Materials stocks also lagged the broader market, as the same factors that affected the oil price — most notably, slower global demand — led to underperformance for metals and mining companies such as BHP Billiton PLC, Rio Tinto PLC and ArcelorMittal.

Ten Largest Equity Holdings at December 31, 2014 (13.2% of Net Assets)	Country	Percent
1. Nestle SA A multinational company that markets a wide range of food products	Switzerland	1.9%
2. Royal Dutch Shell PLC Explores, produces and refines petroleum	Netherlands	1.7%
3. Novartis AG Manufacturer of pharmaceutical and nutrition products	Switzerland	1.7%
4. Roche Holding AG Developer of pharmaceutical and chemical products	Switzerland	1.5%
5. HSBC Holdings PLC Provider of international banking and financial services	United Kingdom	1.4%
6. Toyota Motor Corp. Manufacturer of diversified automotive products	Japan	1.4%
7. BP PLC Exporter and producer of oil and natural gas	United Kingdom	0.9%
8. Bayer AG Produces and markets healthcare and agricultural products	Germany	0.9%
9. Commonwealth Bank of Australia Provides banking, life insurance and related services for individuals and small businesses	Australia	0.9%
10. Total SA Produces, refines, transports and markets oil and natural gas	France	0.9%
Portfolio holdings and characteristics are subject to change.
For more complete details about the Fund's investment portfolio, see page 12. A quarterly Fact Sheet is available on deutschefunds.com or upon request. Please see the Account Management Resources section on page 68 for contact information.

The weakness in energy and materials fed through to industrials stocks by pressuring the shares of companies that derive a large portion of their sales from these sectors. In addition, the slowdown in overseas growth weighed on the returns of global companies such as Airbus Group NV and Rolls-Royce Holdings PLC. Financials underperformed as well, due largely to the across-the-board losses in large-cap banking stocks in Europe and Japan. In a reflection of concerns about economic conditions, the consumer discretionary sector also lagged the broader market. The largest detractors in the sector were Honda Motor Co., Ltd. and adidas AG.

Outlook and Positioning

We made no changes in the fund’s strategy, as our goal is to replicate the return and risk characteristics of the index. To this end, all changes made to the index were incorporated in the fund in order to maintain proper tracking. The index itself provides broad-based exposure to 21 of the largest developed markets outside the United States, across all sectors of the economy. We will continue to follow a passive strategy designed to provide returns that approximate those of the benchmark index.

Subadvisor

Northern Trust Investments, Inc. ("NTI"), an indirect subsidiary of Northern Trust Corporation, is the subadvisor for the fund.

Portfolio Manager

Thomas O'Brien, CFA, Vice President of Northern Trust Investments, Inc.

Portfolio Manager of the fund. Began managing the fund in 2013.

— Portfolio Manager for the International Equity Index group in Chicago.

—Prior to joining Northern Trust in November 2004, he was a Principal at State Street Global Advisors focusing on US index strategies.

— BS, University of Rhode Island; MBA, Suffolk University.

Joseph LaPorta, Officer of Northern Trust Investments, Inc.

Portfolio Manager of the fund. Began managing the fund in 2013.

— Portfolio Manager for the International Equity Index group in Chicago.

— Prior to joining the Global Index Equity team in 2011, he was a member of the Global Opportunities and Leadership Development rotational program of Northern Trust making rotations through the Global Equity Index Team, Asset Allocation Strategy Research and Short Duration Fixed Income.

— BBA, University of Iowa.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The MSCI EAFE Index is an unmanaged index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East. Returns reflect reinvestment of dividends net of withholding taxes. The index is calculated using closing local market prices and translates into U.S. dollars using the London close foreign exchange rates. Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

Consumer staples are the industries that manufacture and sell products such as food and beverages, prescription drugs and household products.

The consumer discretionary sector represents industries that produce goods and services that are not necessities in everyday life.

Performance Summary December 31, 2014 (Unaudited)
Institutional Class	1-Year	5-Year	10-Year
Average Annual Total Returns as of 12/31/14
No Sales Charges	–5.84%	5.02%	4.15%
MSCI EAFE® Index†	–4.90%	5.33%	4.43%

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $1,000,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions.

The gross expense ratio of the Fund, as stated in the fee table of the prospectus dated May 1, 2014 is 0.50% for Institutional Class shares and may differ from the expense ratio disclosed in the Financial Highlights table in this report.

The Fund may charge a 2% fee for redemptions of shares held less than 15 days.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The MSCI EAFE® Index is the exclusive property of Morgan Stanley Capital International, a service of Morgan Stanley, and has been licensed for use by the Fund's investment advisor. There is no guarantee that the Fund will be able to mirror the MSCI EAFE® Index closely to track its performance.

Growth of an Assumed $1,000,000 Investment

Yearly periods ended December 31

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

† MSCI EAFE Index is an unmanaged index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East. Returns reflect reinvestment of dividends net of withholding taxes. The index is calculated using closing local market prices and translates into U.S. dollars using the London close foreign exchange rates.

Institutional Class
Net Asset Value
12/31/14	$13.38
12/31/13	$14.67
Distribution Information as of 12/31/14
Income Dividends, Twelve Months	$.44

Investment Portfolio as of December 31, 2014
	Shares	Value ($)

Common Stocks 97.4%
Australia 7.5%
AGL Energy Ltd.	14,107	153,358
ALS Ltd.	8,227	35,599
Alumina Ltd.*	53,183	77,070
Amcor Ltd.	25,193	277,236
AMP Ltd.	57,744	256,961
APA Group (Units)	17,114	104,203
Asciano Group	18,788	91,987
ASX Ltd.	3,742	111,697
Aurizon Holdings Ltd.	45,240	169,499
AusNet Services (Units)	32,151	34,733
Australia & New Zealand Banking Group Ltd.	55,719	1,449,406
Bank of Queensland Ltd.	8,134	80,381
Bendigo & Adelaide Bank Ltd.	8,344	86,719
BGP Holdings PLC*	328,818	8,993
BHP Billiton Ltd.	65,182	1,546,675
BHP Billiton PLC	42,930	918,265
Boral Ltd.	16,114	69,120
Brambles Ltd.	30,536	262,972
Caltex Australia Ltd.	2,658	73,553
Coca-Cola Amatil Ltd.	10,776	81,547
Cochlear Ltd.	1,126	71,065
Commonwealth Bank of Australia	32,886	2,283,942
Computershare Ltd.	9,602	91,831
Crown Resorts Ltd.	7,706	79,166
CSL Ltd.	9,807	690,521
Dexus Property Group (REIT)	16,571	93,705
Federation Centres (REIT)	29,096	67,717
Flight Centre Travel Group Ltd.	1,097	29,015
Fortescue Metals Group Ltd.	31,550	69,526
Goodman Group (REIT)	35,025	161,464
GPT Group (REIT)	33,036	116,715
Harvey Norman Holdings Ltd.	10,439	28,465
Healthscope Ltd.*	29,513	65,345
Iluka Resources Ltd.	7,558	36,333
Incitec Pivot Ltd.	33,012	85,365
Insurance Australia Group Ltd.	45,635	231,365
Leighton Holdings Ltd.	2,149	39,100
Lend Lease Group (Units)	11,321	150,736
Macquarie Group Ltd.	5,992	282,814
Medibank Private Ltd.*	55,941	110,065
Metcash Ltd.	17,492	26,304
Mirvac Group (REIT) (Units)	74,656	107,818
National Australia Bank Ltd.	47,817	1,302,883
Newcrest Mining Ltd.*	15,548	138,449
Novion Property Group (REIT)	43,242	74,445
Orica Ltd.	7,485	114,713
Origin Energy Ltd.	24,553	231,708
Qantas Airways Ltd.*	11,687	22,661
QBE Insurance Group Ltd.	27,812	252,266
Ramsay Health Care Ltd.	2,601	120,611
REA Group Ltd.	1,022	37,548
Santos Ltd.	19,437	131,322
Scentre Group (REIT)*	110,361	313,816
Seek Ltd.	6,540	91,272
Sonic Healthcare Ltd.	7,105	106,700
Stockland (REIT) (Units)	44,776	149,577
Suncorp Group Ltd.	26,621	303,350
Sydney Airport (Units)	22,835	87,278
TABCORP Holdings Ltd.	15,520	52,357
Tatts Group Ltd.	29,077	81,802
Telstra Corp., Ltd.	89,669	435,451
Toll Holdings Ltd.	15,344	73,032
TPG Telecom Ltd.	6,975	38,071
Transurban Group (Units)	36,793	257,203
Treasury Wine Estates Ltd.	12,779	49,712
Wesfarmers Ltd.	22,892	774,964
Westfield Corp. (REIT)	38,762	283,398
Westpac Banking Corp.	63,093	1,696,175
Woodside Petroleum Ltd.	15,844	492,560
Woolworths Ltd.	25,648	639,028
WorleyParsons Ltd.	3,848	31,740
(Cost $10,754,866)		19,192,443
Austria 0.2%
Andritz AG	1,515	83,259
Erste Group Bank AG	5,251	120,387
Immofinanz AG*	17,806	45,071
OMV AG	3,012	79,703
Raiffeisen Bank International AG	2,343	35,007
Vienna Insurance Group AG Wiener Versicherung Gruppe	746	33,204
Voestalpine AG	2,325	91,653
(Cost $530,621)		488,284
Belgium 1.3%
Ageas	4,476	158,736
Anheuser-Busch InBev NV	16,332	1,837,900
Belgacom SA	3,010	108,992
Colruyt SA	1,494	69,276
Delhaize Group SA	1,937	140,707
Groupe Bruxelles Lambert SA	1,538	130,910
KBC GROEP NV*	5,323	295,429
Solvay SA	1,146	154,815
Telenet Group Holding NV*	1,206	67,734
UCB SA	2,560	194,279
Umicore SA	2,266	91,268
(Cost $1,898,556)		3,250,046
Bermuda 0.0%
Seadrill Ltd. (a) (Cost $160,343)	8,440	97,156
Channel Islands 0.1%
Friends Life Group Ltd. (Cost $127,445)	28,687	162,187
Denmark 1.5%
A P Moller-Maersk AS "A"	79	151,155
A P Moller-Maersk AS "B"	144	286,230
Carlsberg AS "B"	2,099	162,999
Coloplast AS "B"	2,236	188,198
Danske Bank AS	13,630	366,846
DSV AS	3,578	108,694
ISS AS*	2,515	72,404
Novo Nordisk AS ''B"	40,757	1,724,494
Novozymes AS "B"	5,039	211,415
Pandora AS	2,460	199,537
TDC AS	15,356	117,023
Tryg AS	389	43,492
Vestas Wind Systems AS*	4,328	156,346
William Demant Holding AS*	400	30,361
(Cost $1,511,837)		3,819,194
Finland 0.9%
Elisa Oyj	2,821	76,778
Fortum Oyj	8,606	185,971
Kone Oyj "B"	6,132	278,506
Metso Corp.	2,016	60,129
Neste Oil Oyj	2,592	62,806
Nokia Oyj	77,106	606,866
Nokian Renkaat Oyj	2,128	52,123
Orion Oyj "B"	1,913	59,388
Sampo Oyj "A"	9,291	435,651
Stora Enso Oyj "R"	11,020	98,090
UPM-Kymmene Oyj	10,270	168,640
Wartsila Oyj	3,185	142,924
(Cost $1,599,598)		2,227,872
France 9.3%
Accor SA	3,693	165,469
Aeroports de Paris	621	75,270
Air Liquide SA	7,057	870,753
Airbus Group NV	12,035	597,745
Alcatel-Lucent*	59,123	209,897
Alstom SA*	4,123	133,002
Arkema	1,363	90,387
AtoS	1,712	135,476
AXA SA	36,245	837,134
BNP Paribas SA	21,541	1,265,841
Bollore SA (a)	9,300	42,208
Bouygues SA	3,946	142,393
Bureau Veritas SA	4,472	98,749
Cap Gemini	2,777	197,800
Carrefour SA	12,475	379,016
Casino Guichard-Perrachon SA	1,070	98,466
Christian Dior SA	1,058	180,767
Cie Generale des Etablissements Michelin	4,005	363,103
CNP Assurances	3,405	60,295
Compagnie de Saint-Gobain	9,205	387,524
Credit Agricole SA	20,215	259,878
DANONE SA	11,859	780,162
Dassault Systemes SA	2,420	147,277
Edenred	3,931	109,152
Electricite de France SA	4,720	129,606
Essilor International SA	4,031	448,717
Eurazeo SA	670	46,801
Eutelsat Communications	3,060	98,922
Fonciere des Regions (REIT)	594	54,966
GDF Suez	29,612	691,597
Gecina SA (REIT)	642	80,352
Groupe Eurotunnel SA (Registered)	8,563	110,536
Hermes International	536	191,124
Icade (REIT)	726	58,134
Iliad SA	518	124,433
Imerys SA	716	52,801
JC Decaux SA	1,281	43,989
Kering	1,497	287,810
Klepierre (REIT)	2,068	89,075
L'Oreal SA	5,153	865,122
Lafarge SA	3,932	275,965
Lagardere SCA	2,201	57,123
Legrand SA	5,242	274,413
LVMH Moet Hennessy Louis Vuitton SA	5,712	903,262
Natixis SA	18,355	120,699
Numericable-SFR*	1,910	94,183
Orange SA	38,188	649,436
Pernod Ricard SA	4,539	503,270
Peugeot SA*	7,662	93,468
Publicis Groupe	4,017	287,710
Remy Cointreau SA	486	32,462
Renault SA	3,789	276,883
Rexel SA	6,136	109,570
Safran SA	5,630	346,521
Sanofi	24,071	2,193,733
Schneider Electric SE (b)	10,327	750,379
Schneider Electric SE (b)	350	25,319
SCOR SE	3,049	92,271
Societe BIC SA	528	70,073
Societe Generale	14,735	619,184
Sodexo SA	2,176	213,356
Suez Environnement Co.	5,361	92,934
Technip SA	2,007	119,845
Thales SA	1,813	97,822
Total SA	43,418	2,238,598
Unibail-Rodamco SE (REIT) (b)	216	55,633
Unibail-Rodamco SE (REIT) (b)	1,790	457,502
Valeo SA	1,457	181,480
Vallourec SA (a)	2,079	56,771
Veolia Environnement	9,137	162,260
Vinci SA	9,938	543,814
Vivendi SA*	24,814	618,989
Wendel	650	72,643
Zodiac Aerospace	3,540	119,466
(Cost $17,382,659)		23,808,786
Germany 8.4%
adidas AG	4,146	288,969
Allianz SE (Registered)	9,277	1,541,408
Axel Springer SE	803	48,428
BASF SE	18,655	1,576,976
Bayer AG (Registered)	16,779	2,293,847
Bayerische Motoren Werke (BMW) AG	6,774	735,682
Beiersdorf AG	1,947	158,802
Brenntag AG	3,138	176,573
Celesio AG	890	28,778
Commerzbank AG*	18,927	251,440
Continental AG	2,268	481,615
Daimler AG (Registered)	19,564	1,632,237
Deutsche Annington Immobilien SE	5,402	183,751
Deutsche Bank AG (Registered) (c)	28,137	850,462
Deutsche Boerse AG	3,796	272,037
Deutsche Lufthansa AG (Registered)	4,115	68,913
Deutsche Post AG (Registered)	19,303	631,568
Deutsche Telekom AG (Registered)	63,631	1,019,895
Deutsche Wohnen AG (Bearer)	5,865	139,354
E.ON SE	42,135	723,541
Fraport AG	738	42,754
Fresenius Medical Care AG & Co. KGaA	4,269	319,496
Fresenius SE & Co. KGaA	7,840	409,406
GEA Group AG	3,509	155,367
Hannover Rueck SE	1,250	113,384
HeidelbergCement AG	2,993	212,917
Henkel AG & Co. KGaA	2,400	233,701
Hugo Boss AG	975	119,705
Infineon Technologies AG	23,760	254,732
K+S AG (Registered)	3,529	97,997
Lanxess AG	1,728	80,392
Linde AG	3,799	708,589
MAN SE	750	83,646
Merck KGaA	2,516	238,682
Metro AG*	3,515	107,617
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	3,546	710,412
OSRAM Licht AG*	1,615	63,635
ProSiebenSat.1 Media AG (Registered)	4,908	206,768
RWE AG	9,639	301,777
SAP SE	18,739	1,324,950
Siemens AG (Registered)	16,098	1,825,678
Symrise AG	2,841	172,289
Telefonica Deutschland Holding AG	11,416	60,966
ThyssenKrupp AG*	8,988	231,176
TUI AG (b)	5,592	92,686
TUI AG* (b)	3,599	57,839
United Internet AG (Registered)	2,758	125,070
Volkswagen AG	601	130,955
(Cost $13,073,477)		21,586,862
Hong Kong 3.0%
AIA Group Ltd.	244,881	1,343,740
ASM Pacific Technology Ltd.	4,900	46,585
Bank of East Asia Ltd.	26,090	104,812
BOC Hong Kong (Holdings) Ltd.	72,821	241,984
Cathay Pacific Airways Ltd.	24,000	52,161
Cheung Kong (Holdings) Ltd.	29,000	484,643
Cheung Kong Infrastructure Holdings Ltd.	12,000	88,666
CLP Holdings Ltd.	38,274	332,125
First Pacific Co., Ltd.	50,544	49,828
Galaxy Entertainment Group Ltd.	46,497	258,833
Hang Lung Properties Ltd.	46,000	128,197
Hang Seng Bank Ltd.	15,000	249,411
Henderson Land Development Co., Ltd.	19,962	138,309
HKT Trust & HKT Ltd. (Units)	51,920	67,421
Hong Kong & China Gas Co., Ltd.	124,956	283,892
Hong Kong Exchanges & Clearing Ltd.	22,839	502,428
Hutchison Whampoa Ltd.	44,100	505,449
Hysan Development Co., Ltd.	12,773	56,755
Kerry Properties Ltd.	12,932	46,638
Li & Fung Ltd.	118,240	110,578
Link (REIT)	47,153	294,041
MGM China Holdings Ltd.	19,097	48,142
MTR Corp., Ltd.	30,089	122,890
New World Development Co., Ltd.	110,175	126,021
Noble Group Ltd.	85,891	73,736
NWS Holdings Ltd.	31,583	57,759
PCCW Ltd.	85,978	58,792
Power Assets Holdings Ltd.	27,000	260,663
Shangri-La Asia Ltd.	31,540	43,319
Sino Land Co., Ltd.	60,313	96,193
SJM Holdings Ltd.	37,337	58,759
Sun Hung Kai Properties Ltd.	33,688	509,410
Swire Pacific Ltd. "A"	13,000	168,405
Swire Properties Ltd.	24,600	72,758
Techtronic Industries Co., Ltd.	30,999	99,342
WH Group Ltd.*	65,000	37,020
Wharf Holdings Ltd.	29,750	213,642
Wheelock & Co., Ltd.	19,000	88,219
Yue Yuen Industrial (Holdings) Ltd.	15,000	53,908
(Cost $4,225,397)		7,575,474
Ireland 0.8%
Bank of Ireland*	576,034	214,775
CRH PLC (b)	11,875	285,704
CRH PLC (b)	3,468	82,372
Experian PLC	19,866	335,094
James Hardie Industries SE (CDI)	9,160	97,534
Kerry Group PLC "A" (b)	593	40,915
Kerry Group PLC "A" (b)	2,749	192,656
Ryanair Holdings PLC*	3,380	40,060
Shire PLC	12,000	849,039
(Cost $917,219)		2,138,149
Israel 0.6%
Bank Hapoalim BM	19,995	94,301
Bank Leumi Le-Israel BM*	30,649	105,147
Bezeq Israeli Telecommunication Corp., Ltd.	37,632	66,905
Delek Group Ltd.	81	20,325
Israel Chemicals Ltd.	9,199	66,352
Israel Discount Bank "A"*	1	1
Mizrahi Tefahot Bank Ltd.*	2,751	28,856
NICE Systems Ltd.	1,164	58,923
Teva Pharmaceutical Industries Ltd.	17,448	1,002,461
The Israel Corp., Ltd.*	52	24,715
(Cost $1,418,361)		1,467,986
Italy 2.0%
Assicurazioni Generali SpA	24,030	491,064
Atlantia SpA	8,566	198,959
Banca Monte dei Paschi di Siena SpA*	81,469	46,324
Banco Popolare SC*	6,840	81,881
Enel Green Power SpA	34,817	72,338
Enel SpA	134,682	602,196
Eni SpA	51,773	904,226
EXOR SpA	2,004	81,758
Finmeccanica SpA*	8,045	74,698
Intesa Sanpaolo	237,946	688,340
Intesa Sanpaolo (RSP)	15,490	38,129
Luxottica Group SpA	3,389	185,540
Mediobanca SpA	13,434	108,771
Pirelli & C. SpA	4,697	63,080
Prysmian SpA	4,039	73,515
Saipem SpA*	5,396	56,671
Snam SpA	39,443	194,577
Telecom Italia SpA* (a)	211,330	224,120
Telecom Italia SpA (RSP)	127,202	106,320
Terna — Rete Elettrica Nationale SpA	30,470	138,032
UBI Banca — Unione di Banche Italiane ScpA	17,061	121,447
UniCredit SpA	88,861	566,356
UnipolSai SpA	17,875	47,897
(Cost $5,267,719)		5,166,239
Japan 20.7%
ABC-Mart, Inc.	500	24,228
Acom Co., Ltd.*	8,100	24,646
Advantest Corp.	3,000	37,378
Aeon Co., Ltd.	11,600	116,759
AEON Financial Service Co., Ltd.	1,830	35,775
AEON Mall Co., Ltd.	2,100	37,136
Air Water, Inc.	2,553	40,472
Aisin Seiki Co., Ltd.	3,700	132,988
Ajinomoto Co., Inc.	12,000	222,357
Alfresa Holdings Corp.	3,200	38,673
Amada Co., Ltd.	7,000	60,017
ANA Holdings, Inc.	23,000	56,612
Aozora Bank Ltd.	20,000	62,071
Asahi Glass Co., Ltd.	21,000	102,545
Asahi Group Holdings Ltd.	7,500	231,497
Asahi Kasei Corp.	25,000	229,109
ASICS Corp.	3,300	78,863
Astellas Pharma, Inc.	44,500	619,334
Bandai Namco Holdings, Inc.	3,650	77,473
Benesse Holdings, Inc.	1,500	44,558
Bridgestone Corp.	14,000	486,512
Brother Industries Ltd.	4,700	85,271
Calbee, Inc.	1,200	41,425
Canon, Inc.	23,400	743,228
Casio Computer Co., Ltd.	4,400	67,572
Central Japan Railway Co.	3,000	450,065
Chiyoda Corp.	3,065	25,209
Chubu Electric Power Co., Inc.*	12,400	145,879
Chugai Pharmaceutical Co., Ltd.	4,200	103,244
Chugoku Electric Power Co., Inc.	5,900	77,265
Citizen Holdings Co., Ltd.	5,400	41,544
COLOPL, Inc.	1,100	24,621
Credit Saison Co., Ltd.	2,900	53,957
Dai Nippon Printing Co., Ltd.	11,000	99,277
Dai-ichi Life Insurance Co., Ltd.	23,500	356,606
Daicel Corp.	6,000	70,250
Daihatsu Motor Co., Ltd.	3,500	45,910
Daiichi Sankyo Co., Ltd.	13,000	181,746
Daikin Industries Ltd.	4,600	296,688
Daito Trust Construction Co., Ltd.	1,400	158,516
Daiwa House Industry Co., Ltd.	12,000	227,229
Daiwa Securities Group, Inc.	33,000	256,991
Denso Corp.	9,600	447,414
Dentsu, Inc.	4,300	180,959
Don Quijote Holdings Co., Ltd.	1,100	75,134
East Japan Railway Co.	6,739	504,890
Eisai Co., Ltd.	5,100	197,614
Electric Power Development Co., Ltd.	2,400	81,235
FamilyMart Co., Ltd.	1,200	44,798
FANUC Corp.	3,900	643,651
Fast Retailing Co., Ltd.	1,100	400,765
Fuji Electric Co., Ltd.	11,000	43,881
Fuji Heavy Industries Ltd.	12,282	432,511
Fujifilm Holdings Corp.	9,800	295,752
Fujitsu Ltd.	36,000	191,767
Fukuoka Financial Group, Inc.	16,000	82,608
GungHo Online Entertainment, Inc.	7,000	25,517
Hakuhodo Dy Holdings, Inc.	4,800	46,008
Hamamatsu Photonics KK	1,478	70,626
Hankyu Hanshin Holdings, Inc.	23,000	123,740
Hikari Tsushin, Inc.	200	12,174
Hino Motors Ltd.	5,000	65,410
Hirose Electric Co., Ltd.	600	69,850
Hisamitsu Pharmaceutical Co., Inc.	1,100	34,533
Hitachi Chemical Co., Ltd.	2,100	37,200
Hitachi Construction Machinery Co., Ltd.	2,100	44,524
Hitachi High-Technologies Corp.	1,300	37,509
Hitachi Ltd.	99,000	724,409
Hitachi Metals Ltd.	4,000	68,119
Hokuhoku Financial Group, Inc.	24,000	48,507
Hokuriku Electric Power Co.	3,300	42,142
Honda Motor Co., Ltd.	33,300	968,354
Hoya Corp.	8,500	284,588
Hulic Co., Ltd.	4,000	39,765
IBIDEN Co., Ltd.	2,200	32,331
Idemitsu Kosan Co., Ltd.	1,600	26,512
IHI Corp.	27,000	137,088
Iida Group Holdings Co., Ltd.	2,600	31,577
INPEX Corp.	17,100	189,730
Isetan Mitsukoshi Holdings Ltd.	7,120	87,286
Isuzu Motors Ltd.	12,000	146,408
Itochu Corp.	29,600	316,473
Itochu Techno-Solutions Corp.	500	17,717
J. Front Retailing Co., Ltd.	5,000	58,226
Japan Airlines Co., Ltd.	2,400	70,105
Japan Display, Inc.*	6,000	18,352
Japan Exchange Group, Inc.	5,000	116,492
Japan Prime Realty Investment Corp. (REIT)	16	55,545
Japan Real Estate Investment Corp. (REIT)	24	115,503
Japan Retail Fund Investment Corp. (REIT)	48	101,224
Japan Tobacco, Inc.	22,700	623,298
JFE Holdings, Inc.	9,625	214,238
JGC Corp.	4,000	82,436
JSR Corp.	3,600	61,819
JTEKT Corp.	4,000	67,748
JX Holdings, Inc.	43,900	171,029
Kajima Corp.	17,000	70,258
Kakaku.com, Inc.	2,800	40,255
Kamigumi Co., Ltd.	5,000	44,468
Kaneka Corp.	6,000	32,263
Kansai Electric Power Co., Inc.*	14,400	136,997
Kansai Paint Co., Ltd.	5,000	77,273
Kao Corp.	10,400	410,276
Kawasaki Heavy Industries Ltd.	27,000	123,301
KDDI Corp.	12,200	763,357
Keihan Electric Railway Co., Ltd.	15,000	80,113
Keikyu Corp.	9,000	66,657
Keio Corp.	12,000	86,121
Keisei Electric Railway Co., Ltd.	5,000	60,971
Keyence Corp.	870	385,356
Kikkoman Corp.	3,000	73,601
Kintetsu Corp.	35,900	118,407
Kirin Holdings Co., Ltd.	16,700	206,865
Kobe Steel Ltd.	73,000	126,278
Koito Manufacturing Co., Ltd.	2,158	65,818
Komatsu Ltd.	19,600	434,523
Konami Corp.	2,000	36,877
Konica Minolta, Inc.	9,500	102,472
Kubota Corp.	23,000	333,989
Kuraray Co., Ltd.	6,900	78,668
Kurita Water Industries Ltd.	2,300	48,050
Kyocera Corp.	6,400	293,336
Kyowa Hakko Kirin Co., Ltd.	4,910	46,219
Kyushu Electric Power Co., Inc.*	8,700	87,131
Lawson, Inc.	1,300	78,609
LIXIL Group Corp.	5,448	115,215
M3, Inc.	4,900	81,483
Mabuchi Motor Co., Ltd.	1,000	39,409
Makita Corp.	2,300	104,060
Marubeni Corp.	33,000	197,811
Marui Group Co., Ltd.	4,600	41,602
Maruichi Steel Tube Ltd.	1,000	21,303
Mazda Motor Corp.	10,600	254,444
McDonald's Holdings Co. (Japan), Ltd.	1,300	28,440
Medipal Holdings Corp.	2,700	31,355
MEIJI Holdings Co., Ltd.	1,200	109,290
Minebea Co., Ltd.	8,000	117,095
Miraca Holdings, Inc.	1,107	47,706
Mitsubishi Chemical Holdings Corp.	26,000	126,612
Mitsubishi Corp.	29,300	537,358
Mitsubishi Electric Corp.	40,000	476,241
Mitsubishi Estate Co., Ltd.	26,000	550,273
Mitsubishi Gas Chemical Co., Inc.	8,000	40,188
Mitsubishi Heavy Industries Ltd.	60,000	331,750
Mitsubishi Logistics Corp.	3,000	43,373
Mitsubishi Materials Corp.	22,000	73,133
Mitsubishi Motors Corp.	12,500	114,513
Mitsubishi Tanabe Pharma Corp.	4,500	65,943
Mitsubishi UFJ Financial Group, Inc.	259,700	1,423,453
Mitsubishi UFJ Lease & Finance Co., Ltd.	11,700	55,288
Mitsui & Co., Ltd.	34,100	455,855
Mitsui Chemicals, Inc.	16,000	45,448
Mitsui Fudosan Co., Ltd.	19,000	511,015
Mitsui O.S.K Lines Ltd.	22,000	65,349
Mixi, Inc.	800	29,857
Mizuho Financial Group, Inc.	473,290	795,269
MS&AD Insurance Group Holdings, Inc.	9,900	235,143
Murata Manufacturing Co., Ltd.	4,300	469,704
Nabtesco Corp.	1,925	46,214
Nagoya Railroad Co., Ltd.	18,000	67,021
NEC Corp.	54,900	160,050
Nexon Co., Ltd.	2,100	19,581
NGK Insulators Ltd.	5,000	102,977
NGK Spark Plug Co., Ltd.	4,000	120,789
NH Foods Ltd.	3,000	65,619
NHK Spring Co., Ltd.	3,100	27,047
Nidec Corp.	4,600	298,368
Nikon Corp.	6,900	91,618
Nintendo Co., Ltd.	2,100	218,865
Nippon Building Fund, Inc. (REIT)	28	140,285
Nippon Electric Glass Co., Ltd.	8,000	36,064
Nippon Express Co., Ltd.	16,000	81,373
Nippon Paint Holdings Co., Ltd.	3,000	87,076
Nippon Prologis REIT, Inc. (REIT)	25	54,198
Nippon Steel & Sumitomo Metal	159,000	394,593
Nippon Telegraph & Telephone Corp.	7,338	377,599
Nippon Yusen Kabushiki Kaisha	31,000	87,682
Nissan Motor Co., Ltd.	48,800	425,060
Nisshin Seifun Group, Inc.	4,800	46,509
Nissin Foods Holdings Co., Ltd.	1,200	57,426
Nitori Holdings Co., Ltd.	1,400	75,234
Nitto Denko Corp.	3,200	178,955
NOK Corp.	1,800	45,715
Nomura Holdings, Inc.	75,800	431,346
Nomura Real Estate Holdings, Inc.	2,500	42,960
Nomura Research Institute Ltd.	2,100	64,482
NSK Ltd.	9,000	106,591
NTT Data Corp.	2,600	97,193
NTT DoCoMo, Inc.	31,900	466,957
NTT Urban Development Corp.	2,500	25,079
Obayashi Corp.	13,000	83,551
Odakyu Electric Railway Co., Ltd.	12,000	106,485
Oji Holdings Corp.	16,000	57,418
Olympus Corp.*	4,800	169,132
Omron Corp.	3,900	174,800
Ono Pharmaceutical Co., Ltd.	1,600	141,779
Oracle Corp.	800	32,594
Oriental Land Co., Ltd.	1,000	229,320
ORIX Corp.	27,900	348,775
Osaka Gas Co., Ltd.	36,000	134,554
Otsuka Corp.	900	28,483
Otsuka Holdings KK	8,022	240,595
Panasonic Corp.	46,114	541,778
Park24 Co., Ltd.	1,900	27,980
Rakuten, Inc.	16,200	225,546
Recruit Holdings Co., Ltd.*	2,800	79,272
Resona Holdings, Inc.	47,600	240,243
Ricoh Co., Ltd.	15,000	152,379
Rinnai Corp.	700	47,136
ROHM Co., Ltd.	1,800	109,204
Sankyo Co., Ltd.	1,100	37,911
Sanrio Co., Ltd.	899	22,360
Santen Pharmaceutical Co., Ltd.	1,500	80,274
SBI Holdings, Inc.	4,144	44,998
Secom Co., Ltd.	4,100	235,554
Sega Sammy Holdings, Inc.	3,800	48,752
Seibu Holdings, Inc.	2,700	55,085
Seiko Epson Corp.	2,600	109,209
Sekisui Chemical Co., Ltd.	8,000	96,308
Sekisui House Ltd.	11,000	144,076
Seven & I Holdings Co., Ltd.	15,700	566,310
Seven Bank Ltd.	12,100	50,926
Sharp Corp.*	29,000	64,268
Shikoku Electric Power Co., Inc.*	3,600	43,641
Shimadzu Corp.	5,000	50,885
Shimamura Co., Ltd.	400	34,463
Shimano, Inc.	1,500	194,025
Shimizu Corp.	12,000	81,710
Shin-Etsu Chemical Co., Ltd.	8,500	552,986
Shinsei Bank Ltd.	34,000	59,358
Shionogi & Co., Ltd.	5,700	147,661
Shiseido Co., Ltd.	6,800	95,223
Showa Shell Sekiyu KK	3,800	37,451
SMC Corp.	1,100	286,448
Softbank Corp.	19,600	1,166,440
Sompo Japan Nipponkoa Holdings, Inc.	7,400	185,962
Sony Corp.	21,100	429,571
Sony Financial Holdings, Inc.	3,500	51,611
Stanley Electric Co., Ltd.	2,900	62,684
Sumitomo Chemical Co., Ltd.	30,000	118,778
Sumitomo Corp.	23,200	238,287
Sumitomo Dainippon Pharma Co., Ltd.	3,100	30,131
Sumitomo Electric Industries Ltd.	14,700	183,409
Sumitomo Heavy Industries Ltd.	11,000	59,115
Sumitomo Metal Mining Co., Ltd.	10,000	149,218
Sumitomo Mitsui Financial Group, Inc.	26,091	942,733
Sumitomo Mitsui Trust Holdings, Inc.	65,100	248,447
Sumitomo Realty & Development Co., Ltd.	7,000	238,458
Sumitomo Rubber Industries Ltd.	3,400	50,622
Suntory Beverage & Food Ltd.	3,300	113,942
Suzuken Co., Ltd.	1,400	38,692
Suzuki Motor Corp.	7,800	234,476
Sysmex Corp.	2,800	124,217
T&D Holdings, Inc.	11,900	143,162
Taiheiyo Cement Corp.	24,000	75,520
Taisei Corp.	20,000	113,845
Taisho Pharmaceutical Holdings Co., Ltd.	600	36,602
Taiyo Nippon Sanso Corp.	4,000	44,138
Takashimaya Co., Ltd.	5,000	40,099
Takeda Pharmaceutical Co., Ltd.	16,300	676,380
TDK Corp.	2,500	147,299
Teijin Ltd.	20,000	53,262
Terumo Corp.	6,200	141,203
The Bank of Kyoto Ltd.	6,000	50,186
The Bank of Yokohama Ltd.	22,000	119,405
The Chiba Bank Ltd.	15,000	98,449
The Chugoku Bank Ltd.	3,000	40,963
The Gunma Bank Ltd.	8,000	51,893
The Hachijuni Bank Ltd.	8,258	53,156
The Hiroshima Bank Ltd.	10,000	47,533
The Iyo Bank Ltd.	5,000	54,196
The Joyo Bank Ltd.	12,000	59,549
The Shizuoka Bank Ltd.	11,000	100,618
The Suruga Bank Ltd.	4,000	73,289
THK Co., Ltd.	2,400	57,944
Tobu Railway Co., Ltd.	21,000	89,742
Toho Co., Ltd.	2,300	52,188
Toho Gas Co., Ltd.	8,000	39,205
Tohoku Electric Power Co., Inc.	9,400	109,194
Tokio Marine Holdings, Inc.	14,400	467,636
Tokyo Electric Power Co., Inc.*	29,500	120,209
Tokyo Electron Ltd.	3,300	250,427
Tokyo Gas Co., Ltd.	51,000	275,204
Tokyo Tatemono Co., Ltd.	8,000	58,261
Tokyu Corp.	23,000	142,687
Tokyu Fudosan Holdings Corp.	10,000	68,904
TonenGeneral Sekiyu KK	6,000	51,291
Toppan Printing Co., Ltd.	11,000	71,611
Toray Industries, Inc.	29,000	232,260
Toshiba Corp.	79,000	334,517
TOTO Ltd.	6,000	69,787
Toyo Seikan Kaisha Ltd.	3,300	40,710
Toyo Suisan Kaisha Ltd.	2,000	64,578
Toyoda Gosei Co., Ltd.	1,400	28,270
Toyota Industries Corp.	3,300	168,621
Toyota Motor Corp.	55,900	3,485,956
Toyota Tsusho Corp.	4,400	101,695
Trend Micro, Inc.	2,100	57,456
Unicharm Corp.	8,300	199,736
United Urban Investment Corp. (REIT)	47	73,825
USS Co., Ltd.	4,400	67,712
West Japan Railway Co.	3,300	156,374
Yahoo! Japan Corp.	27,700	99,953
Yakult Honsha Co., Ltd.	1,800	94,992
Yamada Denki Co., Ltd. (a)	18,700	62,415
Yamaguchi Financial Group, Inc.	4,000	41,208
Yamaha Corp.	3,200	47,530
Yamaha Motor Co., Ltd.	5,600	112,624
Yamato Holdings Co., Ltd.	8,300	163,430
Yamato Kogyo Co., Ltd.	900	25,303
Yamazaki Baking Co., Ltd.	2,000	24,677
Yaskawa Electric Corp.	4,000	51,165
Yokogawa Electric Corp.	4,400	48,435
Yokohama Rubber Co., Ltd.	4,000	36,544
(Cost $38,477,349)		53,045,322
Luxembourg 0.3%
Altice SA*	1,685	132,967
ArcelorMittal (a)	19,617	212,476
Millicom International Cellular SA (SDR)	1,346	100,103
RTL Group SA	765	72,697
SES SA (FDR)	6,446	231,225
Tenaris SA	9,643	145,654
(Cost $952,095)		895,122
Macau 0.1%
Sands China Ltd.	47,619	231,913
Wynn Macau Ltd.	33,981	94,951
(Cost $128,599)		326,864
Mexico 0.0%
Fresnillo PLC (d) (Cost $59,757)	5,331	63,262
Netherlands 3.9%
Aegon NV	39,048	292,977
Akzo Nobel NV	4,881	338,471
ASML Holding NV	7,375	790,133
Boskalis Westminster NV	1,603	87,639
Corio NV (REIT)	1,518	74,082
Delta Lloyd NV	3,907	85,867
Gemalto NV	1,534	125,306
Heineken Holding NV	2,057	128,938
Heineken NV	4,572	324,792
ING Groep NV (CVA)*	78,696	1,018,925
Koninklijke (Royal) KPN NV	62,504	197,061
Koninklijke Ahold NV	18,449	327,950
Koninklijke DSM NV	3,544	215,498
Koninklijke Philips NV	19,319	560,930
Koninklijke Vopak NV	1,312	67,967
NN Group NV*	2,832	84,387
OCI NV*	1,883	65,350
QIAGEN NV*	4,899	114,726
Randstad Holding NV	2,542	122,249
Reed Elsevier NV	13,703	327,484
Royal Dutch Shell PLC "A"	80,826	2,679,099
Royal Dutch Shell PLC "B"	49,513	1,700,966
TNT Express NV	8,179	54,340
Wolters Kluwer NV	6,194	189,138
(Cost $7,254,367)		9,974,275
New Zealand 0.2%
Auckland International Airport Ltd.	19,164	63,071
Contact Energy Ltd.	7,121	35,439
Fletcher Building Ltd.	12,926	83,372
Meridian Energy Ltd.	20,695	28,374
Mighty River Power Ltd.	19,063	44,222
Ryman Healthcare Ltd.	7,378	48,980
Spark New Zealand Ltd.	36,532	88,514
(Cost $206,725)		391,972
Norway 0.6%
DnB ASA	19,361	285,466
Gjensidige Forsikring ASA	4,239	69,048
Norsk Hydro ASA	29,263	164,587
Orkla ASA	17,899	121,987
Statoil ASA	22,106	387,395
Telenor ASA	15,326	309,023
Yara International ASA	3,568	159,567
(Cost $618,406)		1,497,073
Portugal 0.1%
Banco Comercial Portugues SA "R"*	684,667	53,839
Banco Espirito Santo SA (Registered)*	44,171	0
EDP — Energias de Portugal SA	49,179	190,196
Galp Energia, SGPS, SA	7,099	71,820
Jeronimo Martins, SGPS, SA	5,139	51,509
(Cost $483,355)		367,364
Singapore 1.5%
Ascendas Real Estate Investment Trust (REIT)	41,200	73,956
CapitaCommercial Trust (REIT)	39,000	51,624
CapitaLand Ltd.	51,125	127,025
CapitaMall Trust (REIT)	49,870	76,737
City Developments Ltd.	8,000	61,766
ComfortDelGro Corp., Ltd.	40,000	78,311
DBS Group Holdings Ltd.	33,973	524,626
Genting Singapore PLC	124,995	101,274
Global Logistic Properties Ltd.	63,000	117,823
Golden Agri-Resources Ltd.	148,373	51,456
Hutchison Port Holdings Trust (Units)	127,000	87,517
Jardine Cycle & Carriage Ltd.	2,604	83,614
Keppel Corp., Ltd.	30,149	201,174
Keppel Land Ltd.	14,749	37,915
Oversea-Chinese Banking Corp., Ltd.	59,637	468,709
Sembcorp Industries Ltd.	19,449	65,222
SembCorp Marine Ltd.	16,600	40,891
Singapore Airlines Ltd.	10,670	93,289
Singapore Exchange Ltd.	16,000	94,075
Singapore Press Holdings Ltd.	32,758	104,054
Singapore Technologies Engineering Ltd.	34,000	87,046
Singapore Telecommunications Ltd.	163,301	479,348
StarHub Ltd.	12,000	37,578
Suntec Real Estate Investment Trust (REIT)	60,000	88,690
United Overseas Bank Ltd.	25,458	470,664
UOL Group Ltd.	9,851	51,696
Wilmar International Ltd.	40,000	97,579
Yangzijiang Shipbuilding Holdings Ltd.	36,569	33,211
(Cost $2,190,276)		3,886,870
Spain 3.4%
Abertis Infraestructuras SA	8,283	163,639
ACS, Actividades de Construccion y Servicios SA	3,272	113,293
Amadeus IT Holding SA "A"	8,997	357,516
Banco Bilbao Vizcaya Argentaria SA	120,863	1,137,504
Banco de Sabadell SA (a)	67,349	176,437
Banco Popular Espanol SA	37,841	187,361
Banco Santander SA	249,354	2,085,054
Bankia SA*	89,583	132,808
Bankinter SA	15,371	122,563
CaixaBank SA	48,947	254,237
Distribuidora Internacional de Alimentacion SA	11,495	77,292
Enagas SA	3,963	125,440
Ferrovial SA	8,694	171,304
Gas Natural SDG SA	7,488	188,374
Grifols SA	2,223	88,492
Iberdrola SA	106,806	718,608
Inditex SA	22,528	645,494
Mapfre SA	16,298	54,885
Red Electrica Corporacion SA	2,064	181,192
Repsol SA	20,504	381,132
Telefonica SA	88,670	1,268,333
Zardoya Otis SA	3,276	36,253
(Cost $7,115,024)		8,667,211
Sweden 3.0%
Alfa Laval AB	6,380	120,702
Assa Abloy AB "B"	7,000	369,928
Atlas Copco AB "A"	13,199	367,422
Atlas Copco AB "B"	7,847	201,071
Boliden AB	5,212	83,043
Electrolux AB "B"	4,507	132,241
Elekta AB "B" (a)	7,601	77,577
Getinge AB "B"	4,127	93,740
Hennes & Mauritz AB "B"	19,530	810,140
Hexagon AB "B"	4,830	149,367
Husqvarna AB "B"	8,521	62,667
ICA Gruppen AB	1,814	71,001
Industrivarden AB "C"	4,783	83,074
Investor AB "B"	8,998	326,081
Kinnevik Investment AB "B"	4,423	143,444
Lundin Petroleum AB*	4,121	58,927
Nordea Bank AB	62,273	719,222
Sandvik AB	20,879	203,292
Securitas AB "B"	6,200	75,121
Skandinaviska Enskilda Banken AB "A"	29,960	378,979
Skanska AB "B"	7,274	155,509
SKF AB "B"	7,706	162,111
Svenska Cellulosa AB "B"	11,501	248,376
Svenska Handelsbanken AB "A"	10,354	483,457
Swedbank AB "A"	18,803	467,874
Swedish Match AB	3,899	121,614
Tele2 AB "B"	6,281	76,039
Telefonaktiebolaget LM Ericsson "B"	62,705	759,416
TeliaSonera AB	47,148	303,206
Volvo AB "B"	32,156	347,280
(Cost $3,584,645)		7,651,921
Switzerland 9.7%
ABB Ltd. (Registered)*	44,773	947,025
Actelion Ltd. (Registered)*	2,080	239,298
Adecco SA (Registered)*	3,560	243,874
Aryzta AG*	1,674	128,626
Baloise Holding AG (Registered)	989	126,311
Barry Callebaut AG (Registered)*	43	44,039
Chocoladefabriken Lindt & Sprungli AG	17	83,925
Chocoladefabriken Lindt & Sprungli AG (Registered)	2	114,793
Cie Financiere Richemont SA (Registered)	10,635	942,020
Coca-Cola HBC AG (CDI)	4,030	76,678
Credit Suisse Group AG (Registered)*	30,926	775,278
Ems-Chemie Holding AG (Registered)	162	65,772
Geberit AG (Registered)	755	256,574
Givaudan SA (Registered)*	192	343,307
Glencore PLC	215,918	993,816
Holcim Ltd. (Registered)*	4,742	336,730
Julius Baer Group Ltd.*	4,703	214,622
Kuehne & Nagel International AG (Registered)	1,028	139,737
Lonza Group AG (Registered)*	1,046	117,881
Nestle SA (Registered)	65,330	4,788,790
Novartis AG (Registered)	46,605	4,286,145
Pargesa Holding SA (Bearer)	514	39,595
Partners Group Holding AG	364	105,563
Roche Holding AG (Genusschein)	14,235	3,858,261
Schindler Holding AG	877	126,545
Schindler Holding AG (Registered)	451	64,686
SGS SA (Registered)	108	220,206
Sika AG (Bearer)	42	123,186
Sonova Holding AG (Registered)	1,260	184,707
STMicroelectronics NV	13,087	97,598
Sulzer AG (Registered)	499	53,012
Swatch Group AG (Bearer)	611	271,307
Swatch Group AG (Registered)	1,219	105,436
Swiss Life Holding AG (Registered)*	652	154,077
Swiss Prime Site AG (Registered)*	1,125	82,431
Swiss Re AG*	7,206	602,950
Swisscom AG (Registered)	486	255,199
Syngenta AG (Registered)	1,907	612,339
Transocean Ltd. (a)	7,956	145,809
UBS Group AG*	74,223	1,275,871
Wolseley PLC	5,201	296,085
Zurich Insurance Group AG*	3,042	952,580
(Cost $12,174,669)		24,892,684
United Kingdom 18.3%
3i Group PLC	20,138	139,955
Aberdeen Asset Management PLC	19,623	131,065
Admiral Group PLC	3,517	72,023
Aggreko PLC	5,209	121,361
Amec Foster Wheeler PLC	7,851	102,754
Anglo American PLC	28,525	527,768
Antofagasta PLC	7,413	86,067
ARM Holdings PLC	29,002	446,581
Ashtead Group PLC	11,298	199,740
Associated British Foods PLC	7,010	340,585
AstraZeneca PLC	25,614	1,801,834
Aviva PLC	60,344	452,168
Babcock International Group PLC	4,918	80,463
BAE Systems PLC	62,320	454,938
Barclays PLC	333,293	1,253,016
BG Group PLC	69,307	922,527
BP PLC	373,726	2,373,063
British American Tobacco PLC	37,987	2,063,981
British Land Co. PLC (REIT)	20,022	240,526
BT Group PLC	168,695	1,047,185
Bunzl PLC	6,333	172,637
Burberry Group PLC	8,587	217,583
Capita PLC	12,970	217,367
Carnival PLC	3,753	169,455
Centrica PLC	103,321	444,689
CNH Industrial NV	18,654	150,377
Cobham PLC	22,670	113,676
Compass Group PLC	34,346	585,405
Croda International PLC	2,796	115,206
Diageo PLC	50,991	1,462,480
Direct Line Insurance Group PLC	32,366	145,981
Dixons Carphone PLC	19,035	137,101
easyJet PLC	3,221	83,139
Fiat Chrysler Automobiles NV* (b)	16,183	187,399
Fiat Chrysler Automobiles NV* (b)	2,322	26,646
G4S PLC	31,567	135,851
GKN PLC	31,458	166,859
GlaxoSmithKline PLC	98,481	2,107,006
Hammerson PLC (REIT)	14,597	136,431
Hargreaves Lansdown PLC	4,336	67,606
HSBC Holdings PLC	391,566	3,700,488
ICAP PLC	10,901	76,036
IMI PLC	5,394	105,594
Imperial Tobacco Group PLC	19,491	853,572
Inmarsat PLC	9,347	115,832
InterContinental Hotels Group PLC	4,792	192,026
International Consolidated Airlines Group SA*	20,066	148,528
Intertek Group PLC	3,163	114,655
Intu Properties PLC (REIT)	18,728	96,846
Investec PLC	11,629	97,146
ITV PLC	75,714	252,231
J Sainsbury PLC	23,563	89,580
Johnson Matthey PLC	4,158	217,979
Kingfisher PLC	46,608	245,606
Land Securities Group PLC (REIT)	16,341	292,404
Legal & General Group PLC	121,316	465,953
Lloyds Banking Group PLC*	1,159,601	1,369,334
London Stock Exchange Group PLC	4,430	152,199
Marks & Spencer Group PLC	34,427	254,183
Meggitt PLC	16,841	134,616
Melrose Industries PLC	21,738	89,445
Merlin Entertainments PLC	9,177	56,655
National Grid PLC	75,918	1,082,274
Next PLC	3,053	322,018
Old Mutual PLC	101,153	297,482
Pearson PLC	16,175	297,543
Persimmon PLC*	6,164	150,783
Petrofac Ltd.	4,927	53,436
Prudential PLC	52,101	1,198,956
Randgold Resources Ltd.	1,789	121,046
Reckitt Benckiser Group PLC	13,221	1,066,557
Reed Elsevier PLC	23,029	391,802
Rexam PLC	14,374	101,053
Rio Tinto Ltd.	8,983	421,368
Rio Tinto PLC	25,851	1,191,022
Rolls-Royce Holdings PLC*	38,516	518,852
Royal Bank of Scotland Group PLC*	51,941	315,309
Royal Mail PLC	14,687	97,799
RSA Insurance Group PLC*	20,106	135,311
SABMiller PLC	19,602	1,014,449
Schroders PLC	2,883	119,487
Segro PLC (REIT)	14,764	84,631
Severn Trent PLC	4,860	150,683
Sky PLC	20,594	286,632
Smith & Nephew PLC	18,433	338,419
Smiths Group PLC	8,359	141,477
Sports Direct International PLC*	4,790	52,533
SSE PLC	19,940	500,587
Standard Chartered PLC	50,415	756,074
Standard Life PLC	49,310	303,771
Subsea 7 SA	5,318	54,232
Tate & Lyle PLC	8,816	82,813
Tesco PLC	166,852	485,527
The Sage Group PLC	21,372	154,122
The Weir Group PLC	4,331	123,962
Travis Perkins PLC	4,971	143,115
Tullow Oil PLC	17,748	112,296
Unilever NV (CVA)	33,220	1,304,973
Unilever PLC	26,100	1,060,202
United Utilities Group PLC	13,836	196,069
Vodafone Group PLC	536,486	1,838,248
Whitbread PLC	3,522	259,913
William Hill PLC	17,520	98,525
WM Morrison Supermarkets PLC	43,204	122,957
WPP PLC	27,170	563,674
(Cost $33,803,252)		46,933,384
Total Common Stocks (Cost $165,916,617)		249,574,002

Preferred Stocks 0.6%
Germany 0.6%
Bayerische Motoren Werke (BMW) AG	1,099	90,196
Fuchs Petrolub SE	1,450	58,398
Henkel AG & Co. KGaA	3,535	382,397
Porsche Automobil Holding SE	3,019	245,297
Volkswagen AG	3,325	742,712
(Cost $645,308)		1,519,000
Spain 0.0%
Grifols SA "B" (Cost $11,738)	606	20,585
Total Preferred Stocks (Cost $657,046)		1,539,585

Rights 0.0%
Australia 0.0%
APA Group, Expiration Date 1/15/15* (Cost $0)	5,705	3,959
Spain 0.0%
Banco Bilbao Vizcaya Argentaria SA, Expiration Date 1/7/2015*	120,863	11,554
Repsol SA, Expiration Date 1/8/2015*	20,504	11,338
(Cost $12,057)		22,892
Total Rights (Cost $12,057)		26,851

Securities Lending Collateral 0.4%
Daily Assets Fund Institutional, 0.10% (e) (f) (Cost $924,191)	924,191	924,191

Cash Equivalents 1.3%
Central Cash Management Fund, 0.06% (e) (Cost $3,222,789)	3,222,789	3,222,789

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $170,732,700)†	99.7	255,287,418
Other Assets and Liabilities, Net	0.3	891,419
Net Assets	100.0	256,178,837

* Non-income producing security.

† The cost for federal income tax purposes was $178,771,541. At December 31, 2014, net unrealized appreciation for all securities based on tax cost was $76,515,877. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $98,128,403 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $21,612,526.

(a) All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at December 31, 2014 amounted to $861,237, which is 0.3% of net assets.

(b) Securities with the same description are the same corporate entity but trade on different stock exchanges.

(c) Affiliated issuer. This security is owned in proportion with its representation in the index.

(d) Listed on the London Stock Exchange.

(e) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(f) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

CDI: Chess Depositary Interest

CVA: Certificaten Van Aandelen (Certificate of Stock)

FDR: Fiduciary Depositary Receipt

REIT: Real Estate Investment Trust

RSP: Risparmio (Convertible Savings Shares)

SDR: Swedish Depositary Receipt

At December 31, 2014, open futures contracts purchased were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Euro Stoxx 50 Index	EUR	3/20/2015	59	2,236,741	45,319
FTSE 100 Index	GBP	3/20/2015	14	1,423,237	61,207
Hang Seng Index	HKD	1/29/2015	1	152,483	2,466
Nikkei 225 Index	JPY	3/12/2015	17	1,233,344	(31,288)
SPI 200 Index	AUD	3/19/2015	4	439,468	20,805
Total net unrealized appreciation					98,509

At December 31, 2014, the Fund had the following open forward foreign currency exchange contracts:
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
USD	170,585	AUD	209,000	3/18/2015	43	Morgan Stanley
CHF	144,162	USD	150,000	3/18/2015	4,997	UBS AG
EUR	80,062	USD	100,000	3/18/2015	3,120	UBS AG
GBP	216,696	USD	340,000	3/18/2015	2,258	UBS AG
JPY	23,435,690	USD	200,000	3/18/2015	4,344	Morgan Stanley
CHF	147,684	USD	150,000	3/18/2015	1,256	UBS AG
EUR	245,885	USD	300,000	3/18/2015	2,270	Citigroup
JPY	14,186,952	USD	121,000	3/18/2015	2,483	Goldman Sachs & Co.
Total unrealized appreciation					20,771

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
USD	513,871	CHF	496,000	3/18/2015	(14,977)	UBS AG
USD	1,691,466	EUR	1,360,000	3/18/2015	(45,798)	Morgan Stanley
USD	48,882	HKD	379,000	3/18/2015	(8)	Morgan Stanley
USD	1,216,101	JPY	143,636,000	3/18/2015	(16,936)	Morgan Stanley
USD	165,539	SEK	1,261,000	3/18/2015	(3,780)	Morgan Stanley
USD	89,840	SGD	118,000	3/18/2015	(760)	Morgan Stanley
AUD	123,745	USD	100,000	3/18/2015	(1,025)	UBS AG
USD	98,470	DKK	589,000	3/18/2015	(3,109)	Goldman Sachs & Co.
GBP	141,580	USD	220,000	3/18/2015	(540)	Morgan Stanley
USD	1,240,733	GBP	795,000	3/18/2015	(2,360)	Goldman Sachs & Co.
Total unrealized depreciation					(89,293)

Currency Abbreviations
AUD Australian Dollar CHF Swiss Franc DKK Danish Krone EUR Euro GBP British Pound HKD Hong Kong Dollar JPY Japanese Yen SEK Swedish Krona SGD Singapore Dollar USD United States Dollar

For information on the Fund's policy and additional disclosures regarding futures contracts and forward foreign currency exchange contracts, please refer to the Derivatives section of Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2014 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Common Stock and/or Other Equity Investments (g)
Australia	$—	$19,183,450	$8,993	$19,192,443
Austria	—	488,284	—	488,284
Belgium	—	3,250,046	—	3,250,046
Bermuda	—	97,156	—	97,156
Channel Islands	—	162,187	—	162,187
Denmark	—	3,819,194	—	3,819,194
Finland	—	2,227,872	—	2,227,872
France	—	23,808,786	—	23,808,786
Germany	—	21,586,862	—	21,586,862
Hong Kong	—	7,575,474	—	7,575,474
Ireland	—	2,138,149	—	2,138,149
Israel	—	1,467,986	—	1,467,986
Italy	—	5,166,239	—	5,166,239
Japan	—	53,045,322	—	53,045,322
Luxembourg	—	895,122	—	895,122
Macau	—	326,864	—	326,864
Mexico	—	63,262	—	63,262
Netherlands	—	9,974,275	—	9,974,275
New Zealand	—	391,972	—	391,972
Norway	—	1,497,073	—	1,497,073
Portugal	—	367,364	0	367,364
Singapore	—	3,886,870	—	3,886,870
Spain	—	8,667,211	—	8,667,211
Sweden	—	7,651,921	—	7,651,921
Switzerland	—	24,892,684	—	24,892,684
United Kingdom	187,399	46,745,985	—	46,933,384
Preferred Stocks (g)	—	1,539,585	—	1,539,585
Rights (g)	3,959	22,892	—	26,851
Short-Term Investments (g)	4,146,980	—	—	4,146,980
Derivatives (h)
Futures Contracts	129,797	—	—	129,797
Forward Foreign Currency Exchange Contracts	—	20,771	—	20,771
Total	$4,468,135	$250,960,858	$8,993	$255,437,986
Liabilities	Level 1	Level 2	Level 3	Total

Derivatives (h)
Futures Contracts	$(31,288)	$—	$—	$(31,288)
Forward Foreign Currency Exchange Contracts	—	(89,293)	—	(89,293)
Total	$(31,288)	$(89,293)	$—	$(120,581)

During the year ended December 31, 2014, the amount of transfers between Level 2 and Level 3 was $60,506. The investment was transferred from Level 2 to Level 3 as a result of a halt in trading on a securities exchange.

Transfers between price levels are recognized at the beginning of the reporting period.

(g) See Investment Portfolio for additional detailed categorizations.

(h) Derivatives include unrealized appreciation (depreciation) on open futures contracts and forward foreign currency exchange contracts.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of December 31, 2014
Assets
Investments: Investments in non-affiliated securities, at value (cost $166,585,720) — including $861,237 of securities loaned	$251,140,438
Investment in Daily Assets Fund Institutional (cost $924,191)*	924,191
Investment in Central Cash Management Fund (cost $3,222,789)	3,222,789
Total investments in securities, at value (cost $170,732,700)	255,287,418
Foreign currency, at value (cost $883,706)	870,748
Deposit with broker for futures contracts	1,165,142
Receivable for investments sold	5,144
Receivable for Fund shares sold	67,787
Dividends receivable	206,328
Interest receivable	6,630
Unrealized appreciation on forward foreign currency exchange contracts	20,771
Receivable for variation margin on futures contracts	98,509
Foreign taxes recoverable	191,793
Other assets	10,938
Total assets	257,931,208
Liabilities
Cash overdraft	155,492
Payable upon return of securities loaned	924,191
Payable for Fund shares redeemed	397,448
Unrealized depreciation on forward foreign currency exchange contracts	89,293
Accrued management fee	26,886
Accrued Trustees' fees	5,728
Other accrued expenses and payables	153,333
Total liabilities	1,752,371
Net assets, at value	$256,178,837

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of December 31, 2014 (continued)
Net Assets Consist of
Distributions in excess of net investment income	(969,349)
Net unrealized appreciation (depreciation) on: Investments	84,554,718
Futures	98,509
Foreign currency	(104,017)
Accumulated net realized gain (loss)	(37,146,401)
Paid-in capital	209,745,377
Net assets, at value	$256,178,837
Net Asset Value
Net Asset Value, offering and redemption price(a) per share ($256,178,837 ÷ 19,150,728 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$13.38

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended December 31, 2014
Investment Income
Income: Dividends (net of foreign taxes withheld of $649,941)	$9,894,342
Interest	3,276
Income distributions — Central Cash Management Fund	2,467
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	142,730
Total income	10,042,815
Expenses: Management fee	665,090
Administrative fee	266,036
Services to shareholders	58,670
Custodian fee	98,979
Professional fees	94,068
Reports to shareholders	48,453
Registration fees	22,852
Trustees' fees and expenses	14,860
Other	39,963
Total expenses before expense reductions	1,308,971
Expense reductions	(94,712)
Total expenses after expense reductions	1,214,259
Net investment income	8,828,556
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	727,050
Futures	273,558
Foreign currency	(882,085)
118,523
Change in net unrealized appreciation (depreciation) on: Investments	(24,902,600)
Futures	(29,530)
Foreign currency	(112,791)
(25,044,921)
Net gain (loss)	(24,926,398)
Net increase (decrease) in net assets resulting from operations	$(16,097,842)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2014	2013
Operations: Net investment income (loss)	$8,828,556	$6,579,839
Net realized gain (loss)	118,523	706,163
Change in net unrealized appreciation (depreciation)	(25,044,921)	43,282,766
Net increase (decrease) in net assets resulting from operations	(16,097,842)	50,568,768
Distributions to shareholders from: Net investment income	(8,233,242)	(6,683,777)
Fund share transactions: Proceeds from shares sold	88,188,148	84,733,157
Reinvestment of distributions	8,032,492	6,524,889
Payments for shares redeemed	(83,469,516)	(138,401,728)
Redemption fees	706	4,287
Net increase (decrease) in net assets from Fund share transactions	12,751,830	(47,139,395)
Increase (decrease) in net assets	(11,579,254)	(3,254,404)
Net assets at beginning of period	267,758,091	271,012,495
Net assets at end of period (including distributions in excess of net investment income of $969,349 and $857,180, respectively)	$256,178,837	$267,758,091
Other Information
Shares outstanding at beginning of period	18,247,454	21,869,167
Shares sold	6,040,388	6,310,895
Shares issued to shareholders in reinvestment of distributions	587,184	464,170
Shares redeemed	(5,724,298)	(10,396,778)
Net increase (decrease) in Fund shares	903,274	(3,621,713)
Shares outstanding at end of period	19,150,728	18,247,454

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended December 31,
	2014		2013	2012	2011	2010
Selected Per Share Data
Net asset value, beginning of period	$14.67		$12.39	$10.79	$12.73	$12.14
Income (loss) from investment operations: Net investment income (loss)a	.48		.35	.35	.38	.28
Net realized and unrealized gain (loss)	(1.33)		2.30	1.63	(1.95)	.65
Total from investment operations	(.85)		2.65	1.98	(1.57)	.93
Less distributions from: Net investment income	(.44)		(.37)	(.38)	(.37)	(.34)
Redemption fees	.00	*	.00 *	.00 *	.00 *	.00 *
Net asset value, end of period	$13.38		$14.67	$12.39	$10.79	$12.73
Total Return (%)	(5.84	)b	21.56	18.35	(12.39)	7.67
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	256		268	271	283	323
Ratio of expenses before expense reductions (%)	.49		.50	.54	.50	.51
Ratio of expenses after expense reductions (%)	.46		.50	.54	.50	.51
Ratio of net investment income (loss) (%)	3.32		2.59	2.98	3.03	2.37
Portfolio turnover rate (%)	4		10	8	6	5
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced. * Amount is less than $.005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche EAFE® Equity Index Fund (formerly DWS EAFE® Equity Index Fund) (the "Fund") is a diversified series of the Deutsche Institutional Funds (formerly DWS Institutional Funds) (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1 securities. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains the benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of December 31, 2014, the Fund had securities on loan. The value of the related collateral exceeded the value of the securities loaned at period end.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At December 31, 2014, the Fund had a net tax basis capital loss carryforward of approximately $31,090,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2017 ($24,643,000) and December 31, 2018 ($6,447,000), the respective expiration dates, whichever occurs first.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2014 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax return for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to passive foreign investment companies, foreign denominated investments, futures contracts, forward currency contracts, certain securities sold at a loss and recognition of certain foreign currency gains (losses) as ordinary income (loss). As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2014, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:
Undistributed ordinary income	$1,052,767
Capital loss carryforwards	$(31,090,000)
Net unrealized appreciation (depreciation) on investments	$76,515,877

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended December 31,
	2014	2013
Distributions from ordinary income	$8,233,242	$6,683,777

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange (subject to certain exceptions). This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in-capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Derivative Instruments

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended December 31, 2014, the Fund entered into futures contracts as a means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of December 31, 2014, is included in a table following the Fund's Investment Portfolio. For the year ended December 31, 2014, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $3,056,000 to $12,215,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the year ended December 31, 2014, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated assets.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of December 31, 2014, is included in a table following the Fund's Investment Portfolio. For the year ended December 31, 2014, the investment in forward currency contracts U.S. dollars purchased had a total contract value generally indicative of a range from approximately $90,000 to $6,813,000, and the investment in forward currency contracts U.S. dollars sold had a total contract value generally indicative of a range from approximately $1,631,000 to $9,971,000.

The following tables summarize the value of the Fund's derivative instruments held as of December 31, 2014 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Asset Derivatives	Forward Contracts	Futures Contracts	Total
Equity Contracts (a)	$—	$129,797	$129,797
Foreign Exchange Contracts (b)	20,771	—	20,771
	$20,771	$129,797	$150,568
Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:
(a) Includes cumulative appreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.
(b) Unrealized appreciation on forward foreign currency exchange contracts

Liability Derivatives	Forward Contracts	Futures Contracts	Total
Equity Contracts (a)	$—	$(31,288)	$(31,288)
Foreign Exchange Contracts (b)	(89,293)	—	(89,293)
	$(89,293)	$(31,288)	$(120,581)
Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:
(a) Includes cumulative depreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.
(b) Unrealized depreciation on forward foreign currency exchange contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended December 31, 2014 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Forward Contracts	Futures Contracts	Total
Equity Contracts (a)	$—	$273,558	$273,558
Foreign Exchange Contracts (b)	(613,069)	—	(613,069)
	$(613,069)	$273,558	$(339,511)
Each of the above derivatives is located in the following Statement of Operations accounts:
(a) Net realized gain (loss) from futures
(b) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts	Futures Contracts	Total
Equity Contracts (a)	$—	$(29,530)	$(29,530)
Foreign Exchange Contracts (b)	(67,541)	—	(67,541)
	$(67,541)	$(29,530)	$(97,071)
Each of the above derivatives is located in the following Statement of Operations accounts:
(a) Change in net unrealized appreciation (depreciation) from futures
(b) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

As of December 31, 2014, the Fund has transactions subject to enforceable master netting agreements. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by counterparty, including any collateral exposure, is included in the following tables:
Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Received†	Net Amount of Derivative Assets
Citigroup, Inc.	$2,270	$—	$—	$2,270
Goldman Sachs & Co.	2,483	(2,483)	—	—
Morgan Stanley	4,387	(4,387)	—	—
UBS AG	11,631	(11,631)	—	—
	$20,771	$(18,501)	$—	$2,270
Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Pledged†	Net Amount of Derivative Liabilities
Goldman Sachs & Co.	$5,469	$(2,483)	$—	$2,986
Morgan Stanley	67,822	(4,387)	—	63,435
UBS AG	16,002	(11,631)	—	4,371
	$89,293	$(18,501)	$—	$70,792

† The actual collateral received and/or pledged may be more than the amounts shown.

C. Purchases and Sales of Securities

During the year ended December 31, 2014, purchases and sales of investment securities (excluding short-term investments) aggregated $20,572,209 and $10,222,869, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold, or entered into by the Fund or delegates such responsibility to the Fund's subadvisor.

Northern Trust Investments, Inc. ("NTI") serves as subadvisor. As a subadvisor to the Fund, NTI makes investment decisions and buys and sells securities for the Fund. NTI is paid by the Advisor for the services NTI provides to the Fund.

The management fee payable under the Investment Management Agreement is equal to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.25% of the Fund's average daily net assets, computed and accrued daily and payable monthly.

For the period from January 1, 2014 through September 30, 2014, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the operating expenses(excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) at 0.54%.

Effective October 1, 2014 through September 30, 2015, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) at 0.34%.

For the year ended December 31, 2014, fees waived and/or expenses reimbursed for the Fund were $94,712.

Administration Fee. Pursuant to the Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2014, the Administration Fee was $266,036, of which $22,257 is unpaid.

Service Provider Fees. DeAWM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC compensates DST out of the shareholder servicing fee it receives from the Fund. DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. For the year ended December 31, 2014, the amount charged to the Fund by DSC aggregated $11,278, of which $1,989 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended December 31, 2014, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $24,162, of which $10,443 is unpaid.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

Security Lending Fees. Deutsche Bank AG serves as lending agent for the Fund. For the year ended December 31, 2014, the Fund incurred lending agent fees to Deutsche Bank AG in the amount of $12,362.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2014.

F. Concentration of Ownership

From time to time, the Fund may have a concentration of several shareholder accounts holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

At December 31, 2014, there was one shareholder account which held approximately 64% of the outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Deutsche Institutional Funds and Shareholders of Deutsche EAFE® Equity Index Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Deutsche EAFE® Equity Index Fund (formerly DWS EAFE® Equity Index Fund) (the "Fund") at December 31, 2014, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

Boston, Massachusetts February 27, 2015	PricewaterhouseCoopers LLP

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2014 to December 31, 2014).

The tables illustrate your Fund's expenses in two ways:

—Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

—Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2014 (Unaudited)
Actual Fund Return	Institutional Class
Beginning Account Value 7/1/14	$1,000.00
Ending Account Value 12/31/14	$899.20
Expenses Paid per $1,000*	$2.01
Hypothetical 5% Fund Return	Institutional Class
Beginning Account Value 7/1/14	$1,000.00
Ending Account Value 12/31/14	$1,023.09
Expenses Paid per $1,000*	$2.14

* Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratio	Institutional Class
Deutsche EAFE® Equity Index Fund	.42%

For more information, please refer to the Fund's prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Tax Information (Unaudited)

The Fund paid foreign taxes of $339,095 and earned $7,468,778 of foreign source income during the year ended December 31, 2014. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates $0.02 per share as foreign taxes paid and $0.40 per share as income earned from foreign sources for the year ended December 31, 2014.

For federal income tax purposes, the Fund designates $7,700,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees approved the renewal of Deutsche EAFE® Equity Index Fund’s investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") and sub-advisory agreement (the "Sub-Advisory Agreement" and together with the Agreement, the "Agreements") between DIMA and Northern Trust Investments, Inc. ("NTI") in September 2014.

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

— In September 2014, all of the Fund’s Trustees were independent of DIMA and its affiliates.

— The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee, in coordination with the Board’s Equity Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability compiled by a fee consultant retained by the Fund’s Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund’s distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund’s shareholders. DIMA is part of Deutsche Bank AG ("DB"), a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

In 2012, DB combined its Asset Management (of which DIMA was a part) and Wealth Management divisions into a new Asset and Wealth Management ("AWM") division. DB has advised the Independent Trustees that the U.S. asset management business is a critical and integral part of DB, and that DB will continue to invest in AWM a significant portion of the savings it has realized by combining its Asset and Wealth Management divisions, including ongoing enhancements to AWM’s investment capabilities. DB also has confirmed its commitment to maintaining strong legal and compliance groups within the AWM division.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s and NTI’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DIMA and NTI provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board also requested and received information regarding DIMA’s oversight of Fund sub-advisors, including NTI. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including a market index and a peer universe compiled by the Fee Consultant using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2013, the Fund’s performance (Institutional Class shares) was in the 2nd quartile, 2nd quartile and 3rd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers).

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, sub-advisory fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were approximately the same as the median (2nd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2013). With respect to the sub-advisory fee paid to NTI, the Board noted that the fee is paid by DIMA out of its fee and not directly by the Fund. The Board noted that the Fund’s Institutional Class shares total (net) operating expenses were expected to be approximately the same as the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2013) ("Lipper Universe Expenses"). The Board also considered how the Fund’s total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitations agreed to by DIMA helped to ensure that the Fund’s total (net) operating expenses would remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable funds and considered differences between the Fund and the comparable funds.

The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts and funds offered primarily to European investors ("Deutsche Europe funds") managed by DIMA and its affiliates. The Board noted that DIMA indicated that it does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA and NTI.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche U.S. mutual funds ("Deutsche Funds"), as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board did not consider the profitability of NTI with respect to the Fund. The Board noted that DIMA pays NTI’s fee out of its management fee, and its understanding that the Fund’s sub-advisory fee schedule was the product of an arm’s length negotiation with DIMA.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and NTI and Their Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and NTI and their affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA and NTI related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA and NTI related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA’s and the Fund’s chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters. The Board also considered the attention and resources dedicated by DIMA to the oversight of the investment sub-advisor’s compliance program and compliance with the applicable fund policies and procedures.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreements is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013, and Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009–present; Clinical Professor from 1997–September 2009); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	105	—
William McClayton (1944) Vice Chairperson since 2013, and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	105	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.2 (provider of disease and care management services) (2003–2014); Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	105	Portland General Electric2 (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); North Bennett Street School (Boston); former Directorships: Belo Corporation2 (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College	105	Lead Director, Becton Dickinson and Company2 (medical technology company)
Dawn-Marie Driscoll (1946) Board Member since 1987
Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene's (retail) (1978–1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		105	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	105	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Chair, Independent Directors Council; Investment Company Institute (executive and nominating committees); formerly, Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); former Directorships: Prisma Energy International	105	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	105	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care2 (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	105	Director, Becton Dickinson and Company2 (medical technology company) (2012– present); Director, BioTelemetry Inc.2 (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	105	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996). Directorships: The William and Flora Hewlett Foundation (charitable organization); former Directorships: Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	105	—
Robert H. Wadsworth* (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	105	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Business Experience and Directorships During the Past Five Years
Brian E. Binder8 (1972) President and Chief Executive Officer, 2013–present
Managing Director3 and Head of Fund Administration, Deutsche Asset & Wealth Management (2013–present); formerly: Head of Business Management and Consulting at Invesco, Ltd. (2010–2012); Chief Administrative Officer, Van Kampen Funds Inc. (2008–2010); and Chief Administrative Officer, Morgan Stanley Investment Management Americas Distribution (2003–2008)

John Millette7 (1962) Vice President and Secretary, 1999–present	Director,3 Deutsche Asset & Wealth Management
Melinda Morrow6 (1970) Vice President, 2012–present	Director,3 Deutsche Asset & Wealth Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present
Managing Director,3 Deutsche Asset & Wealth Management (since July 2004); formerly: Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998–2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994–1998)

Caroline Pearson7 (1962) Chief Legal Officer, 2010–present	Managing Director,3 Deutsche Asset & Wealth Management; formerly: Assistant Secretary for DWS family of funds (1997–2010)
Robert Kloby6 (1962) Chief Compliance Officer, 2006–present	Managing Director,3 Deutsche Asset & Wealth Management
Wayne Salit6 (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,3 Deutsche Asset & Wealth Management; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Hepsen Uzcan7 (1974) Assistant Secretary, 2013–present	Director,3 Deutsche Asset & Wealth Management
Paul Antosca7 (1957) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management
Jack Clark7 (1967) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management
Diane Kenneally7 (1966) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management

1 The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 222 South Riverside Plaza, Chicago, IL 60606.

* Robert H. Wadsworth retired from the Board effective December 31, 2014.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other Deutsche funds using either your voice or your telephone keypad.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:
(800) 728-3337

Web Site
deutschefunds.com
View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

Written Correspondence	Deutsche Asset & Wealth Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Portfolio Holdings
Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the fund's current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DeAWM Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management
Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset & Wealth Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.
DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.
Deutsche Asset & Wealth Management is the retail brand name in the U.S. for the wealth management and asset management activities of Deutsche Bank AG and DIMA. Deutsche Asset & Wealth Management is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

Institutional Class
Nasdaq Symbol	BTAEX
CUSIP Number	25159R 601
Fund Number	558

Notes

Notes

Deutsche Asset
& Wealth Management

222 South Riverside Plaza
Chicago, IL 60606-5808

DEAFE-2
(R-025781-4 2/15)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DEUTSCHE EAFE EQUITY INDEX FUND
FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years.  The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended December 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2014	$67,029	$0	$0	$0
2013	$61,563	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended December 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2014	$0	$63,439	$0
2013	$0	$66,535	$0

The “Tax Fees Billed to the Advisor” were billed for services associated with foreign tax filings.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended December 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2014	$0	$63,439	$0	$63,439
2013	$0	$66,535	$0	$66,535

Audit Committee Pre-Approval Policies and Procedures.  Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000.  All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche EAFE Equity Index Fund, a series of Deutsche Institutional Funds

By:	/s/Brian E. Binder Brian E. Binder President

Date:	February 27, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	February 27, 2015

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	February 27, 2015